Exhibit 99.1

IntelGenx Announces the Adjournment of the 2010 Annual General Meeting of Shareholders

SAINT LAURENT, QUEBEC – May 13, 2010 (MARKETWIRE) - IntelGenx Technologies Corp. (TSX-V :IGX) (US :IGXT) (“IntelGenx”) announced today that the 2010 annual general meeting of IntelGenx shareholders scheduled for, and convened on May 6, 2010, was adjourned due to the lack of requisite quorum.

The 2010 annual general meeting of IntelGenx shareholders has been adjourned to 10:00 a.m. (EST) on June 3, 2010, at the offices of IntelGenx located at 6425 Abrams, Ville St-Laurent, Quebec, Canada. A notice of adjournment of the annual meeting has been mailed to shareholders on May 12, 2010 advising of the new date and time for the meeting (as adjourned).

The record date for shareholders entitled to vote at the meeting (as adjourned) remains the close of business on April 5, 2010 (the “Record Date”), as described in the proxy statement. To hold a meeting and conduct business, a majority of IntelGenx’s outstanding voting shares as of the Record Date must be present or represented by proxy at the meeting (as adjourned) to constitute quorum. Accordingly, shareholders who have not voted as of yet are encouraged to submit their votes over the internet or per mail. Proxy cards must be received not later than seventy-two (72) hours before the meeting (as adjourned).

The agenda for the meeting (as adjourned) will remain unchanged. For information regarding the agenda at the meeting (as adjourned), see IntelGenx’s proxy statement as submitted on Schedule 14A with the U.S. Securities and Exchange Commission on April 6, 2010 and available at www.sec.gov.

About IntelGenx Technologies Corp.:

IntelGenx is a drug delivery company focused on the development of oral controlled-release products as well as novel rapidly disintegrating delivery systems. IntelGenx uses its unique multiple layer delivery system to provide zero-order release of active drugs in the gastrointestinal tract. IntelGenx has also developed novel delivery technologies for the rapid delivery of pharmaceutically active substances in the oral cavity based on its experience with rapidly disintegrating films. Intelgenx’s research and development pipeline includes products for the treatment of pain, hypertension, osteoarthritis and depressive disorders. More information is available about the company at www.intelgenx.com.

Forward Looking Statements:

This document may contain forward-looking information about IntelGenx's operating results and business prospects that involve substantial risks and uncertainties. Statements that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These statements include, but are not limited to, statements about IntelGenx's plans, objectives, expectations, strategies, intentions or other characterizations of future events or circumstances and are generally identified by the words "may," "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "could," "would," and similar expressions. All forward looking statements are expressly qualified in their entirety by this cautionary statement. Because these forward-looking statements are subject to a number of risks and uncertainties, IntelGenx's actual results could differ materially from those expressed or implied by these forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the heading "Risk Factors" in IntelGenx's annual report on Form 10-K for the fiscal year ended December 31, 2009, filed with the United States Securities and Exchange Commission and available at www.sec.gov, and also filed with Canadian securities regulatory authorities and www.sedar.com. IntelGenx assumes no obligation to update any such forward-looking statements.

Each of the TSX Venture Exchange and the OTC Bulletin Board has neither approved nor disapproved the contents of this press release.

CONTACT INFORMATION

IntelGenx Technologies Corp.
Ingrid Zerbe
Corporate Secretary
T: 514-331-7440 (ext. 202)
F: 514-331-0436
ingrid@intelgenx.com
www.intelgenx.com